UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2026 (September 8, 2026)

ALCHEMY INVESTMENTS ACQUISITION CORP 1
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41699	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Library Avenue, Suite 204-F

Newark, DE 19711

(Address of principal executive offices, including zip code)

(212) 877-1588

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ALCUF	Over the Counter (OTC) Market

Class A Ordinary Share, par value $0.0001 per share	ALCYF	Over the Counter (OTC) Market

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ALCWF	Over the Counter (OTC) Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2026, Alchemy Investments Acquisition Corp 1 (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”).

The shareholders approved, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to give the Company the right to extend the date by which it has to complete a business combination from September 9, 2026 to September 9, 2027, on a month-to-month basis, as determined by the directors in their sole discretion, by depositing into the trust account held at Continental Stock Transfer & Trust Company the lesser of $30,000 or $0.03 per non-redeemed public Class A ordinary share per month (the “Extension Amendment”).

The shareholders also approved, as an ordinary resolution, the ratification of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Ratification of Auditors Proposal”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 8, 2026, the Company held the Annual Meeting. As of July 21, 2026, the record date for the Annual Meeting, there were 4,208,042 Class A ordinary shares, par value $0.0001 per share (the “Class A Shares”), and one Class B ordinary share, par value $0.0001 per share (the “Class B Share”) outstanding (together, the “Shares”). The total number of outstanding Shares was 4,208,043.

At the Annual Meeting, 3,935,274 Shares, or approximately 93.52% of the 4,208,043 outstanding Shares, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

The Extension Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Annual Meeting or any adjournment thereof.

The Ratification of Auditors Proposal required an ordinary resolution under Cayman Islands law by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares entitled to vote, in person or by proxy, at the Annual Meeting or any adjournment thereof.

Proposal	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Extension Amendment Proposal	3,726,693	6,412	0	0
Ratification of Auditors Proposal	3,935,274	0	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCHEMY INVESTMENTS ACQUISITION CORP 1

Dated: September 9, 2026	By:	/s/ Mattia Tomba
Name: Mattia Tomba
Title: Co-Chief Executive Officer